UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

Social Life Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55961	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3465 S Gaylord Ct, Suite A509, Englewood, Colorado	80113
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Social Life Network, Inc. referred to herein as “we”, “us” or “our”.

Item 3.03 Material Modification of Rights of Security Holders.

Background

On March 4, 2020, our Board of Directors (the “Board”) adopted the Certificate of Designation of Preferences, Rights and Limitations of the Class B Common Stock (“Certificate”). The Certificate provides that, among other things, each Class B Common Stock Share shall have one-hundred (100) votes on all matters presented to be voted by the holders of Common Stock. The Class B Common Stock Shares only have voting power and have no equity, cash value or any other value

Issuance of Class B Common Stock Shares

Effective March 4, 2020, our Board authorized the issuance of twenty five million (25,000,000) Class B Common Stock Shares to Ken Tapp, our Chief Executive Officer, in return for his services as our Chief Executive Officer from February 1, 2016 to February 29, 2020, which shares are equal to two billion five hundred million (2,500,000,000) votes and have no equity, cash value or any other value.

Item 5.03 Amendments to Articles of Incorporation, Bylaws, Change in Fiscal Year

After unanimous Board of Director approval and Shareholder Approval by consent of over 51% of our outstanding shares, filing of our Definitive Information Statement and notice to shareholders, we filed an Amended and Restated Articles of Incorporation to increase our authorized shares with the State of Nevada, which was approved by the State of Nevada on March 4, 2020, and increased our authorized Common Stock Shares to 2,500,000,000 Shares.

Item 7.01 Regulation FD Disclosure

We will hold a shareholder update call on Tuesday, March 31, 2020, at 1:30 pm PT and 4:30 pm ET, which call will announce selected annual financial results for the 12 months ending December 31, 2019 and discuss the business of Social Life Network, Inc.’s wholly owned subsidiary, MjLink.com, Inc. We issued a press release regarding the shareholder update call on March 3, 2020, which press release is attached hereto as Exhibit 99.1. The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release (Shareholder Update scheduled for March 31, 2020).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 6, 2020

Social Life Network, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer

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